Exhibit 99.2
Fourth Quarter and Fiscal Year 2022 Financial Results & Business Update December 20, 2022 Exhibit 99.2

© 2022 FuelCell Energy Confidential 2 This presentation contains forward - looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 regarding future events or our future financial performance that involve certain contingencies and uncertainties, including those discussed in our Annual Report on Form 10 - K for the fiscal year ended October 31 , 2022 in the section entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations” .. The forward - looking statements include, without limitation, statements with respect to the Company’s anticipated financial results and statements regarding the Company’s plans and expectations regarding the continuing development, commercialization and financing of its current and future fuel cell technologies, the expected timing of completion of the Company’s ongoing projects, the Company’s business plans and strategies, the markets in which the Company expects to operate, and the size and scope of its total addressable market opportunities, which is an estimate based on currently available public information and the application of management’s current assumptions and business judgment .. Projected and estimated numbers contained herein are not forecasts and may not reflect actual results .. These forward - looking statements are not guarantees of future performance, and all forward - looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected .. Factors that could cause such a difference include, without limitation : general risks associated with product development and manufacturing ; general economic conditions ; changes in interest rates, which may impact project financing ; supply chain disruptions ; changes in the utility regulatory environment ; changes in the utility industry and the markets for distributed generation, distributed hydrogen, and fuel cell power plants configured for carbon capture or carbon separation ; potential volatility of commodity prices that may adversely affect our projects ; availability of government subsidies and economic incentives for alternative energy technologies ; our ability to remain in compliance with U .. S .. federal and state and foreign government laws and regulations and the listing rules of The Nasdaq Stock Market ; rapid technological change ; competition ; the risk that our bid awards will not convert to contracts or that our contracts will not convert to revenue ; market acceptance of our products ; changes in accounting policies or practices adopted voluntarily or as required by accounting principles generally accepted in the United States ; factors affecting our liquidity position and financial condition ; government appropriations ; the ability of the government and third parties to terminate their development contracts at any time ; the ability of the government to exercise “march - in” rights with respect to certain of our patents ; our ability to successfully market and sell our products internationally ; our ability to develop new products to achieve our long - term revenue targets ; our ability to implement our strategy ; our ability to reduce our levelized cost of energy and deliver on our cost reduction strategy generally ; our ability to protect our intellectual property ; litigation and other proceedings ; the risk that commercialization of our new products will not occur when anticipated or, if it does, that we will not have adequate capacity to satisfy demand ; our need for and the availability of additional financing ; our ability to generate positive cash flow from operations ; our ability to service our long - term debt ; our ability to increase the output and longevity of our platforms and to meet the performance requirements of our contracts ; our ability to expand our customer base and maintain relationships with our largest customers and strategic business allies ; and concerns with, threats of, or the consequences of, pandemics, contagious diseases or health epidemics, including the novel coronavirus, and resulting supply chain disruptions, shifts in clean energy demand, impacts to our customers’ capital budgets and investment plans, impacts to our project schedules, impacts to our ability to service existing projects, and impacts on the demand for our products, as well as other risks set forth in the Company’s filings with the Securities and Exchange Commission (“SEC”), including the Company’s Annual Report on Form 10 - K for the fiscal year ended October 31 , 2022 .. The forward - looking statements contained herein speak only as of the date of this presentation .. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any such statement contained herein to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which any such statement is based .. The Company refers to non - GAAP financial measures in this presentation. The Company believes that this information is useful to understanding its operating results and assessing performance and highlighting trends on an overall basis. Please refer to the Company’s earnings release and the appendix to t his presentation for further disclosure and reconciliation of non - GAAP financial measures. (As used herein, the term “GAAP” refers to generally accepted accounting principles in the U.S.) The information set forth in this presentation is qualified by reference to, and should be read in conjunction with, our Annu al Report on Form 10 - K for the fiscal year ended October 31, 2022, filed with the SEC on December 20, 2022, and our earnings release for the fourth quarter and the fiscal year ended Octo ber 31, 2022, filed as an exhibit to our Current Report on Form 8 - K filed with the SEC on December 20, 2022. Safe Harbor Statement

FuelCell Energy:
A Global Leader in Fuel Cell Technology – Operating Since 1969

FUELCELL ENERGY IS:

A global leader in decarbonizing power and producing hydrogen through our proprietary fuel cell technology, FuelCell Energy is working to:

- Produce low- to zero-carbon power
- Capture carbon and greenhouse gasses while simultaneously generating power; Negligible NOx or SOx emissions
- Supply green or blue hydrogen power
- Store energy from intermittent renewables by converting excess power to hydrogen – then converting hydrogen back into power when it's needed or delivering to other applications

COMPANY HIGHLIGHTS[1]

HQ Danbury, Connecticut	**> 500** Employees	**95** Platforms in Commercial Operation[3]	**3** Continents
FCEL Listing: NASDAQ	**>220 MW** Capacity in Field	**>12** Million MWhs generated with SureSource Patented Technology	

REVENUE BREAKDOWN[2]

FY 2022 Total Revenue: $130.5M



10%
16%
28%
46%
Service
Advanced Technologies
Generation
Product

FY 2021 Total Revenue: $69.6M



0%
28%
37%
35%

Demand for Clean, Reliable Electricity Driving Adoption of Fuel Cell Technology

FuelCell Energy

[1] As of 10/31/22
[2] Percentages of revenue for fiscal years ended 10/31/2021 and 10/31/2022
[3] Note that certain sites have multiple platforms. As an example, our 14.9 MW Bridgeport project site has five SureSource 3000 platforms. As of 10/31/22, there were 33 sites with the Company's carbonate fuel cell platforms.

© 2022 FuelCell Energy | Confidential

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© 2022 FuelCell Energy Confidential Purpose Statement Our Platform Empowers a Safe, Secure and Practical Journey to Carbon Zero Our purpose: Enable the world to be empowered by clean energy An energy platform based on fuel cell technology 4

Key Messages

1 Advancing our strategic agenda towards achieving long-term goals

- Ex Works delivery of eight modules to Korea Fuel Cell Co. (“KFC”) during the quarter, for a total of 20 modules shipped during fiscal year 2022
- Regaining full access to the Korean market as of January 1, 2023
- Achieved commercial operation of Groton Sub Base project at a reduced output of 6 MW on December 16th; Closed on previously announced tax equity transaction with East West Bancorp in conjunction with the Groton project reaching commercial operation

2 Accepting orders for our solid oxide platform for both power generation and hydrogen electrolysis applications

- Received first firm order for our solid oxide fuel cell, a 250kW platform, from an existing customer, Trinity College, in Hartford, CT
- Announced intent to deploy our solid oxide electrolysis platform integrated with NuScale’s Small Modular Reactor to produce hydrogen and ammonia in Ukraine to support energy security and agriculture


Photo: One of two platforms operating on the U.S. Naval Sub Base in Groton, CT

3 Continuing progress for carbon capture

- Advancing fuel cell carbon capture and storage technology closer to commercialization, including continuing to collaborate on a joint market study with ExxonMobil Technology and Engineering Company (“EMTEC”)
- Working with EMTEC to offer commercial trials to targeted industrial segments

4 Global policy support for decarbonization is developing quickly

- We believe we are well positioned to capitalize on the evolving global energy landscape with a portfolio of solutions that aim to decarbonize power and produce hydrogen

FuelCell Energy
© 2022 FuelCell Energy | Confidential
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Inflation Reduction Act – Positions FuelCell Energy For Future Growth

Distributed Generation



FuelCell Energy

Image: Carbonate Fuel Cell Platform

Distributed Hydrogen



Image: Rendering of Tri-Generation Fuel Cell Platform

Solid Oxide Powergen, Electrolysis and Storage*



FuelCell Energy

Image: Rendering of solid oxide fuel cell (SOFC)

Carbon Capture, CCUS**



Image: Scotford Upgrader, a Canadian oil sands bitumen processor, site of a recently announced carbon capture project with FuelCell Energy

	Distributed Generation	Distributed Hydrogen	Solid Oxide Powergen, Electrolysis and Storage*	Carbon Capture**, CCUS
Fuel Cell ITC (§48)	✓	✓	✓	
Green Power Gen ITC (§48E)	✓	✓	✓	
Green Power Gen PTC (§45Y)	✓	✓	✓	
Carbon Capture (§45Q)				✓
Hydrogen PTC (§45V)		✓	✓	
Qualifying Energy Project Credit CCUS Equip / Factory (§48C)				✓

Credit Adders for U.S. Made Products Using Domestic Materials at Prevailing Wages

FuelCell Energy

Note: The chart represents the current view of FuelCell Energy regarding IRA applicability, and we continue to assess the impact of these provisions and determinations that are pending at the U.S. Treasury Department. *Solid Oxide power generation, electrolysis and storage under development and available for order. **Carbon Capture under development.

© 2022 FuelCell Energy | Confidential

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Solid Oxide Fuel Cell and Electrolysis Platform


FuelCell Energy
Rendering of FuelCell Energy's solid oxide fuel cell

On December 6th, we announced:

- FuelCell Energy is now accepting orders for its solid oxide electrolyzer and solid oxide fuel cell platform
- Trinity College is the first organization to purchase FuelCell Energy's 250kW modular solid oxide fuel cell power generation system
- The Company is expanding our Calgary, Canada facility with additional dedicated manufacturing space as part of the first phase of increased solid oxide capacity

"The stack has performed well across a broad range of conditions and unexpected events. In addition to validation testing, our goal at INL is to push the boundaries of stack operation to find out how technology responds in non-optimal conditions to drive improvement. This technology has operated well, even in challenging test conditions."

- U.S. Dept of Energy 's Idaho National Lab Senior Research Mechanical Design Engineer, Micah Casteel

FuelCell Energy
© 2022 FuelCell Energy | Confidential
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© 2022 FuelCell Energy Confidential Solid Oxide Fuel Cell and Electrolysis Platform Advantages • Fuel flexible and hydrogen - ready: Start the energy transition today and can shift to 100% zero carbon hydrogen in the future • Highly efficient: Superior fuel efficiency relative to combustion - based power generation can increase ROI and avoid CO 2 emissions • Ultra - clean: Free of all emissions when operating on zero - carbon hydrogen and virtually free of NOx, SOx, and particulate matter emissions when utilizing other fuels • Easy to site: Clean emissions profile, small footprint, modular, and quiet operation • Resilient: The platform can be configured as part of a microgrid to provide energy security ● Efficient : Designed to produce hydrogen with the greatest known efficiency (up to 100%) ● Reliable : Will have the ability to ramp up and down to complement hydrogen demand and renewables, while maintaining high electrical efficiency ● Modular: Quiet and sleek in its design, enabling co - location with energy sources in almost any location ● Scalable: The 1 MW unit will fit in the footprint of two standard shipping containers and can be scaled for gigawatt installations ● Flexible: Designed load ramp - up of 10% per minute, going from standby to full capacity in ten minutes Our solid oxide fuel cell (SOFC) is: Our solid oxide electrolyzer cell (SOEC) is: 8

© 2022 FuelCell Energy Confidential Fourth Quarter and Fiscal Year 2022 Financial Performance 9

Fourth Quarter and Fiscal Year 2022 Financial Performance

Q4 2022 Financial Highlights

- Revenues increased to $39.2M from $13.9M, primarily driven by the $24.0M increase in product revenues as a result of module sales to Korea Fuel Cell Co. ("KFC")
- Loss from operations increased to $(42.7)M compared to $(22.6)M, reflecting higher manufacturing variances and $8.7M of non-capitalizable costs related to construction of the Toyota project, partially offset by favorable margins related to product sales
- Adjusted EBITDA totaled $(36.1)M compared to $(16.9)M as the Company continues to invest for growth[1]

Fiscal Year 2022 Financial Highlights

- Revenues increased approximately 88% to $130.5M from $69.6M, primarily driven by the $60.0M increase in product revenues as a result of module sales to KFC and higher generation revenues, partially offset by lower service and Advanced Technologies contracts revenues
- Net loss per basic and diluted share of $(0.38) compared to $(0.31)
- Adjusted EBITDA of $(91.7)M compared to $(40.7)M[1]
- Strong cash position of $481.0M as of October 31, 2022


TOYOTA
FuelCell Energy
FASTECH

Photo: FuelCell Energy's Tri-Generation platform located at Toyota's port operation in Long Beach, California

FuelCell Energy

[1] Reconciliation of Adjusted EBITDA to most directly comparable GAAP financial measure is included in the appendix

© 2022 FuelCell Energy | Confidential

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© 2022 FuelCell Energy Confidential 11 NET LOSS TO COMMON STOCKHOLDERS, NET LOSS, LOSS FROM OPERATIONS AND ADJUSTED EBITDA 1 ($M) $0.148 $0.114 $1.099 $0.944 $0.041 $0.023 $0.009 Q4 2021 Q4 2022 $1.09 $1.29 Fourth Quarter of Fiscal Year 2022 Financial Performance and Backlog ■ Adv. Tech. ■ Generation ■ Service + License $(25.0) $(43.3) $(24.2) $(42.0) $(22.6) $(42.7) $(16.9) $(36.1) 4Q21 4Q22 ▪ Net Loss to Common Stockholders ▪ Loss from Operations ▪ Adjusted EBITDA 1 ▪ Net Loss Q4 2021 Q4 2022 1 Refer to reconciliation in Appendix. ■ Product • Adjusted EBITDA of $(36.1)M compared to $(16.9)M, driven primarily by higher manufacturing variances, $8.7M of non - capitalizable costs related to construction of the Toyota project, and lower Advanced Technologies contract margin, partially offset by favorable margins on product sales. • Administrative and selling expenses increased to $15.3M from $10.7M, reflecting investments in rebranding and accelerating sales and commercialization efforts, and an increase in compensation expense from increased headcount. R&D expenses of $12.2M reflect increased spending on ongoing commercial development efforts related to the Company’s solid oxide platform and carbon capture solutions. Backlog decreased by approximately 15.4% to $1.09 billion as of October 31, 2022, compared to $1.29 billion as of October 31, 2021, primarily as a result of a reduction in generation backlog due to the decision to not move forward with certain generation projects, a reduction in service agreements backlog for fiscal year 2022 revenue recognition and Advanced Technologies contract backlog relating to fiscal year 2022 revenue recognition, offset by the addition of product sales backlog. BACKLOG AS OF OCTOBER 31 ($B)

© 2022 FuelCell Energy Confidential Strong Liquidity to Fund Projects in Development and Commercialization Activities 12 STRONG LIQUIDITY Total cash, restricted cash and equivalents of $481.0M 1 • Unrestricted cash and cash equivalents of $458.1M 1 , an increase of $25.9M (or ~6%) compared to October 31, 2021 Strong liquidity enhances the Company’s ability to accelerate strategic initiatives through increased investment in project assets, manufacturing, R&D, sales and marketing efforts GROWING PROJECT ASSETS Total project assets 2 grew to $262.4M as of October 31, 2022, reflecting progress made against project backlog Cash, Liquidity and Project Assets $149.9 $432.2 $458.1 $30.3 $42.2 $28.0 $23.0 10/31/19 10/31/20 10/31/21 10/31/22 $192.1 $460.2 CASH AND EQUIVALENTS ($M) ■ Completed ■ In Development $75.1 $99.4 $116.3 $154.7 $84.9 $91.2 $126.8 $107.7 10/31/19 10/31/20 10/31/21 10/31/22 PROJECT ASSETS 2 ($M) $190.6 $160.0 $39.8 $243.1 $481.0 $262.4 ■ Restricted ■ Unrestricted 1 As of 10/31/22 2 Project assets consist of capitalized costs for fuel cell projects and excludes accumulated depreciation. Net of depreciation, project assets totaled $232.9 million as of October 31, 2022. $9.4

FY2023 Projected Investments for Future Growth

LARGE SCALE INVESTMENT TO ENABLE THE COMPANY TO COMPETE AND MEET THE MARKET NEEDS IN MEDIUM- AND LONG-TERM

Total Planned Capital Expenditures of $60M to $90M for Fiscal Year 2023

- Investments in our manufacturing facilities for carbonate and solid oxide production capacity expansion
- Addition of test facilities for new products and components
- Expansion of laboratories
- Upgrades to and expansion of our business systems

Total Planned Company Funded R&D Expenditures of $50M to $70M in Fiscal Year 2023 to Accelerate Commercialization of our Advanced Technologies Solutions

- Distributed hydrogen
- Hydrogen-based long duration energy storage
- Hydrogen power generation

Total Planned Investment of $45M to $65M in Project Assets in our Generation Portfolio Backlog in Fiscal Year 2023

- Prudent project leverage and monetization of tax incentives



Capital Expenditures ($M)
$0.4
$6.4
$21.1
$60 – $90
FY2020
FY2021
FY2022
FY2023E



Research and Development ($M)
$4.8
$11.3
$34.5
$50 – $70
FY2020
FY2021
FY2022
FY2023E

FuelCell Energy
© 2022 FuelCell Energy | Confidential
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© 2022 FuelCell Energy Confidential Strategy Review 14

© 2022 FuelCell Energy Confidential 15 Powerhouse Business Strategy Scale Our Existing Platform to Support Growth Innovate for the Future Grow Significant Market Opportunities • Invest • Extend process leadership • Broaden & deepen our human capital • Continue product innovations • Deepen participation in the developing hydrogen economy • Diversify our revenue streams by delivering products and services that support the global energy transition • Optimize the core business • Drive commercial excellence • Expand geographically and by market SCALE INNOVATE GROW We are in a Dynamic Period of Transition, Investing Across Our Business with a Goal to Support Long - Term, Profitable Growth

© 2022 FuelCell Energy Confidential 16 WE ARE COMMITTED TO NET ZERO At Fuel Cell Energy, we have developed a plan to reduce our carbon emissions to net zero by 2050. During fiscal year 2022, we: • Calculated our organizational carbon footprint baseline • Conducted product life cycle assessments (LCAs) to understand emissions throughout the value chain • Set short term goals (2030) and long - term goals (2050) aligned with science - based targets • Worked to develop milestones to net zero emissions to guide our Scope 1, 2 and 3 emissions reduction goals and track our year over year progress • Engaged team members on our net zero journey and realigned our board committee charters to more formally establish oversight of the Company’s ESG efforts Our net zero commitment is supported by a cross - functional team of strategic and operational leaders across the company, sponsored by our Chief Financial Officer. Oversight of the project is provided by the Environmental, Social, Governance and Nominating Committee of the Board of Directors. WE ARE ALIGNED We Are Committed to Net Zero Our purpose: Enable the world to be empowered by clean energy SCOPE 1 & SCOPE 2 Net Zero 2030 Introduced our online carbon savings calculator in August 2022 A new Carbon Savings Calculator for companies looking to gain greater insight into how the carbon dioxide ( CO 2 ) produced by their operation across Scope 1 and Scope 2 emissions can be recycled and used in their business ..

Key Takeaways

1. Strong balance sheet to fund projects in development and commercialization activities
2. Multiple sources of funding resulting in strengthened financial liquidity
3. Strong backlog with recurring revenues from long-term contracts. Targeting increasing product sales in the United States, Asia, and Europe bundled with long-term service contracts
4. Thoughtfully allocating capital to fund the next phase of growth aligned with addressable market opportunity
5. Solid Oxide platform will add sub-megawatt power generation and high efficiency electrolysis to our product portfolio
6. Growing policy support globally, most recently through the enactment of the Inflation Reduction Act in the United States

FuelCell Energy
© 2022 FuelCell Energy | Confidential
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© 2022 FuelCell Energy Confidential Q&A 18

© 2022 FuelCell Energy Confidential Appendix 19

© 2022 FuelCell Energy Confidential 20 GAAP to Non - GAAP Reconciliation Financial results are presented in accordance with accounting principles generally accepted in the United States (“GAAP”) .. Management also uses non - GAAP measures to analyze and make operating decisions on the business .. Earnings before interest, taxes, depreciation and amortization (“EBITDA”) and Adjusted EBITDA are non - GAAP measures of operations and operating performance by the Company .. These supplemental non - GAAP measures are provided to assist readers in assessing operating performance .. Management believes EBITDA and Adjusted EBITDA are useful in assessing performance and highlighting trends on an overall basis .. Management also believes these measures are used by companies in the fuel cell sector and by securities analysts and investors when comparing the results of the Company with those of other companies .. EBITDA differs from the most comparable GAAP measure, net loss attributable to the Company, primarily because it does not include finance expense, income taxes and depreciation of property, plant and equipment and project assets .. Adjusted EBITDA adjusts EBITDA for stock - based compensation, restructuring charges and other unusual items such as the non - recurring legal expense related to the settlement of the POSCO Energy legal proceedings recorded during the first quarter of fiscal 2022 , which are considered either non - cash or non - recurring .. While management believes that these non - GAAP financial measures provide useful supplemental information to investors, there are limitations associated with the use of these measures .. The measures are not prepared in accordance with GAAP and may not be directly comparable to similarly titled measures of other companies due to potential differences in the exact method of calculation .. The Company’s non - GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP financial measures and should be read only in conjunction with the Company’s consolidated financial statements prepared in accordance with GAAP .. The following table calculates EBITDA and Adjusted EBITDA and reconciles these figures to the GAAP financial statement measur e N et loss. 1) Includes depreciation and amortization on our Generation portfolio of $ 3 .. 7 million and $ 15 .. 5 million for the three and year ended October 31 , 2022 , respectively, and $ 3 .. 7 million and $ 15 .. 0 million for the three and year ended October 31 , 2021 , respectively .. 2) Other (income)/expense, net includes gains and losses from transactions denominated in foreign currencies, changes in fair value of derivatives, and other items incurred periodically, which are not the result of the Company’s normal business operations .. 3) The Company recorded legal fees of $ 24 million related to a legal settlement during the year ended October 31 , 2022 , which was recorded as an administrative and selling expense .. 4) The three months and year ended October 31 , 2021 results included impairment expenses of $ 5 .. 0 million primarily related to the Toyota project .. The adjustment has been eliminated in the presentation for fiscal year 2022 as the Company determined that these changes are recurring in nature ..

FuelCell Energy Operating Portfolio and Project Backlog Overview

Operating Generation Portfolio as of October 31, 2022

PROJECT NAME	POWER OFF-TAKER	LOCATION	RATED CAPACITY[1] (MW)	ACTUAL COMMERCIAL OPERATION DATE	PPA TERM (YEARS)
Central CT State University ("CCSU")	CCSU (CT University)	New Britian, CT	1.4	FQ2'12	15
Riverside Regional Water Quality Control Plant	City of Riverside (CA Municipality)	Riverside, CA	1.4	FQ4'16	20
Pfizer, Inc.	Pfizer, Inc.	Groton, CT	5.6	FQ4'16	20
Santa Rita Jail	Alameda County, California	Dublin, CA	1.4	FQ1'17	20
Bridgeport Fuel Cell Project	Connecticut Light and Power (CT Utility)	Bridgeport, CT	14.9	FQ1'13	15
Tulare BioMAT	Southern California Edison (CA Utility)	Tulare, CA	2.8	FQ1'20	20
San Bernardino	San Bernardino Municipal Water Dept.	San Bernardino, CA	1.4	FQ3'21	20
LIPA Yaphank Project	PSEG/LIPA, LI NY (Utility)	Long Island, NY	7.4	FQ1'22	18
Total MW Operating:			**36.3**		

Projects in Process as of October 31, 2022

PROJECT NAME	POWER OFF-TAKER	LOCATION	RATED CAPACITY[1] (MW)	PPA TERM (YEARS)
Groton Sub Base	CMEEC (CT Electric Co-op)	Groton, CT	7.4 [2]	20
Toyota	Southern California Edison, Toyota	Los Angeles, CA	2.3	20
CT RFP-2	Eversource/United Illuminating (CT Utilities)	Derby, CT	14.0	20
Derby (SCEF)	Eversource/United Illuminating (CT Utilities)	Derby, CT	2.8	20
Trinity College	Trinity College	Hartford, CT	0.3	15
Total MW In Process:			**26.8**	

FuelCell Energy

[1] Rated capacity is the platform's design rated output as of the date of initiation of commercial operations
[2] The initial operating output is approximately 6.0 MW until a technical improvement plan is fully implemented.

© 2022 FuelCell Energy | Confidential

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